As filed with the Securities and Exchange
Commission on July 25, 2005                         Registration No. 333-103027



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 4

                                   TO FORM S-1

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          Abraxas Petroleum Corporation
                           Grey Wolf Exploration Inc.
                          Sandia Oil & Gas Corporation
                             Sandia Operating Corp.
                            Wamsutter Holdings, Inc.
                      Western Associated Energy Corporation
                           Eastside Coal Company, Inc.


             (Exact Name of Registrant as Specified in its Charter)

        Nevada                       1331                    74-2584033
       Alberta                       1331                       N/A
        Texas                        1331                    74-2368968
        Texas                        1331                    74-2468708
       Wyoming                       1331                    74-2897013
        Texas                        1331                    74-1937878
       Colorado                      1331                    74-2275407
  (State or other          (Primary Standard Industrial  (I.R.S. Employer
   jurisdiction of         Classification Code Number)    Identification Number)
   incorporation or
   organization)

  500 North Loop 1604 East, Suite 100, San Antonio, Texas 78232, (210) 490-4788


                        (Address, including zip code, and
                    telephone number, including area code, of registrant's principal executive offices)

                               Robert L. G. Watson
                      President and Chief Executive Officer
                          Abraxas Petroleum Corporation
                       500 North Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788


 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 With a copy to:

                         Cox Smith Matthews Incorporated
                           112 East Pecan, Suite 1800
                            San Antonio, Texas 78205
                             Attn: Steven R. Jacobs
                               Jeffrey C. Gifford
                                 (210) 554-5500

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

   As soon as practicable after this registration statement becomes effective.


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box: [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                          DEREGISTRATION OF SECURITIES

     In accordance with the registrant's undertaking set forth in the registration statement, effective as of the date and time that this post-effective amendment no. 4 is declared effective, the registrant hereby deregisters such securities that were registered on the registration statement but were not sold under the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                          ABRAXAS PETROLEUM CORPORATION



                          By:
                             --------------------------------------------
                             Robert L. G. Watson, Chairman of the Board, President and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Name and Title                     Date
---------                          --------------                    ----
             *                     Chairman of the Board,          July 25, 2005
--------------------------------   President, Chief Executive
Robert L. G. Watson                Officer(Principal   Executive
                                   Officer), and Director of
                                   Abraxas  Petroleum Corporation

             *                     Executive  Vice  President,     July 25, 2005
--------------------------------   Chief  Financial    Officer,
Chris E. Williford                 Treasurer (Principal Financial
                                   and Accounting   Officer)of
                                   Abraxas Petroleum Corporation

             *                     Director of Abraxas             July 25, 2005
--------------------------------   Petroleum Corporation
Craig S. Bartlett, Jr.
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Franklin A. Burke
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Harold D. Carter
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Ralph F. Cox

             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Barry J. Galt
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Dennis E. Logue
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
James C. Phelps
             *                     Director of Abraxas             July 25, 2005
--------------------------------   Corporation
Joseph A. Wagda

*By:
      --------------------------
      Chris E. Williford
      Attorney-in-fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                                SANDIA OIL & GAS CORPORATION



                                By:
                                  --------------------------------------------
                                  Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Name and Title                      Date
---------                             --------------                      ----
                                    President(Principal Executive  July 25, 2005
--------------------------------    Officer)  and  Director  of
Robert L. G. Watson                 Sandia Oil & Gas Corporation

                                    Vice President (Principal      July 25, 2005
--------------------------------    Financial and Accounting
Chris E. Williford                  Officer)and  Director of
                                     Sandia Oil & Gas Corporation

                                    Vice President and Director of July 25, 2005
--------------------------------    Sandia Oil & Gas Corporation
Robert W. Carrington, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                            SANDIA OPERATING CORP.



                            By:
                              --------------------------------------------
                              Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Name and Title                      Date
---------                          --------------                      ----
                                   President(Principal Executive   July 25, 2005
--------------------------------   Officer)  and  Director
Robert L. G. Watson                of Sandia Operating Corp.

                                   Vice President (Principal       July 25, 2005
--------------------------------   Financial and Accounting
Chris E. Williford                 Officer) and  Director of
                                   Sandia  Operating Corp.

                                   Vice President and Director     July 25, 2005
--------------------------------   of Sandia Operating Corp.
Robert W. Carrington, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                             WAMSUTTER HOLDINGS, INC.



                             By:
                               --------------------------------------------
                               Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Name and Title                      Date
---------                             --------------                      ----
                                      President(Principal          July 25, 2005
--------------------------------      Executive  Officer)
Robert L. G. Watson                   and Director of
                                      Wamsutter Holdings, Inc.

                                      Vice President(Principal     July 25, 2005
--------------------------------      Financial and Accounting
Chris E. Williford                    Officer) and Director of
                                      Wamsutter Holdings, Inc.

                                      Vice  President  and         July 25, 2005
--------------------------------      Director of Wamsutter
Robert W. Carrington, Jr.             Holdings, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                     WESTERN ASSOCIATED ENERGY CORPORATION



                     By:
                       --------------------------------------------
                       Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Name and Title                      Date
---------                             --------------                      ----
                                      President (Principal         July 25, 2005
--------------------------------      Executive Officer)  and
Robert L. G. Watson                   Director of Western
                                      Associated Energy Corporation

                                      Vice President(Principal     July 25, 2005
--------------------------------      Accounting  Officer)  and
Chris E. Williford                    Director of Western Associated
                                      Energy Corporation

                                      Vice  President and Director July 25, 2005
--------------------------------      of Western Associated Energy
Robert W. Carrington, Jr.             Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                        EASTSIDE COAL COMPANY, INC.



                        By:
                          --------------------------------------------
                          Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Name and Title                      Date
---------                             --------------                      ----
                                      President(Principal          July 25, 2005
--------------------------------      Executive Officer)
Robert L. G. Watson                   and Director of Eastside
                                      Coal Company, Inc.

                                      Vice President(Principal     July 25, 2005
--------------------------------      Accounting  Officer)  and
Chris E. Williford                    Director of Eastside Coal
                                      Company, Inc.

                                      Vice President and Director  July 25, 2005
--------------------------------      of Eastside Coal Company, Inc.
Robert W. Carrington, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on July 25, 2005.


                           GREY WOLF EXPLORATION INC.



                           By:
                             --------------------------------------------
                             Robert L. G. Watson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Name and Title                      Date
---------                             --------------                      ----
                                      Chairman, Chief Executive    July 25, 2005
--------------------------------      Officer (Principal Executive
Robert L. G. Watson                   Officer) and Director of Grey
                                      Wolf Exploration Inc.

                                      President, Chief Operating   July 25, 2005
--------------------------------      Officer and  Director of
Vincent J. Tkachyk                    Grey Wolf Exploration Inc.

                                      Chief Financial Officer      July 25, 2005
--------------------------------      (Principal Financial and
Francis T. W. Cheung                  Accounting  Officer)  of
                                      Grey Wolf Exploration Inc.

                                      Director of Grey Wolf        July 25, 2005
--------------------------------      Exploration Inc.
John B. Maher
                                      Director of Grey Wolf        July 25, 2005
--------------------------------      Exploration Inc.
James C. Smith
                                      Director of Grey Wolf        July 25, 2005
--------------------------------      Exploration Inc.
Mark R. Smith
                                      Director of Grey Wolf        July 25, 2005
--------------------------------      Exploration Inc.
Murray B. Todd